SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C. 20549

                 __________________________________________


                                  FORM 8-K

                               CURRENT REPORT

                   PURSUANT TO SECTION 13 OR 15(d) OF THE

                      SECURITIES EXCHANGE ACT OF 1934


     Date of Report (Date of earliest event reported) August 16, 2001


                          FirstFed Financial Corp.
           (Exact name of registrant as specified in its charter)



       Delaware                     1-9566                   95-4087449
(State of Incorporation)    (Commission File No.)   (IRS Employer
                                                    Identification No.)



401 Wilshire Boulevard, Santa Monica, California,            90401-1490
(Address of principal executive offices)                     (Zip Code)


Registrant's telephone number, including area code       (310) 319-6000




Total number of pages is 5
Index to Exhibit is on Page 3.

ITEM 7.  FINANCIAL STATEMENTS, PRO-FORMA FINANCIAL INFORMATION AND EXHIBITS.

     (c)   Exhibits

          99.0  Monthly Financial Data as of July 31, 2001 (Unconsolidated)

          99.1 Loan Portfolio Segment Report of First Federal Bank of California as of July 31, 2001

ITEM 9.  REGULATION FD DISCLOSURE.

      The Registrant hereby incorporates by reference into this Item 9 the summary monthly financial data as of July 31, 2001 attached as Exhibit 99.0, which is being furnished in accordance with Rule 101(e)(1) under Regulation FD and shall not be deemed to be filed.

     The Registrant hereby incorporates by reference into this Item 9 the Loan Portfolio Segment Reports as of July 31, 2001, attached as Exhibit 99.1, which are being furnished in accordance with Rule 101(e)(1)under Regulation FD and shall not be deemed to be filed. This information is being presented by management of the Registrant in response to the request of various analysts and investors for additional information regarding the single family loan portfolio of Registrant's sole subsidiary, First Federal Bank of California (the "Bank"). Specifically, the report presents information which management believes is relevant to the perceived issue of prepayment risk on recently originated single family home loans in the Bank's portfolio. Information regarding prepayment risk on other loans in the Bank's portfolio is not presented herein.

     A discussion of the factors that could impact this area as to the Bank's loan portfolio in general, and the Registrant's overall business and financial performance, can be found in the Registrant's reports filed with the Securities and Exchange Commission. These factors include, among others, general economic and business conditions and changes therein, competition, consumer preferences and various other matters beyond the Registrant's control. Given these concerns, investors and analysts should not place undue reliance on the enclosed information. These reports speak only as of their stated date, and the Registrant undertakes no obligation to publicly update or revise the reports, although it may do so from time to time as management of the Registrant believes is warranted.

                            S I G N A T U R E S

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


                                    FIRSTFED FINANCIAL CORP.




Dated: August 16, 2001              By:
                                          Douglas J. Goddard
                                          Chief Financial Officer

                             INDEX TO EXHIBITS

Item                                                              Page

99.0  Monthly Financial Information as of July 31, 2001              4

99.1  Loan Portfolio Segment Report of First Federal Bank of
      California as of July 31, 2001                                 5

                         MONTHLY REPORT OF OPERATIONS
                Unaudited, Unconsolidated Financial Highlights


                                As of, for the Month     As of, for the 7 Months
                                   Ended July 31,            Ended July 31,
                                ---------------------    ----------------------
                                  2001       2000          2001         2000
                                           (Dollars in thousands)

AVERAGE INVESTMENTS           $  172,830  $  170,258   $  195,747   $  170,303


LOANS

Total Loans and Mortgage-
  Backed Securities           $4,251,355  $3,899,423   $4,251,355   $3,899,423
Loans Originated/Purchased    $  163,405  $   86,120   $  978,140   $  712,206
Loans Sold                    $    6,665  $      557   $   37,534   $    4,410

Average Rate on Loans
  Originated/Purchased              7.00%       7.84%        7.25%        7.49%
Percentage of Portfolio in
  Adjustable Rate Loans            78.09%      92.85%       78.09%       92.85%
Non-performing Assets
  to Total Assets                   0.27%       0.28%        0.27%        0.28%


BORROWINGS

Federal Home Loan Bank
  Advances                    $1,634,000  $1,464,000   $1,634,000   $1,464,000
Reverse Repurchase
  Agreements                  $  258,693  $  325,933   $  258,693   $  325,933


DEPOSITS

Retail Deposits               $1,836,453  $1,662,981   $1,836,453   $1,662,981
Wholesale Deposits            $  489,610  $  474,134   $  489,610   $  474,134
                              ----------  ----------    ---------    ---------
                              $2,326,063  $2,137,115   $2,326,063   $2,137,115

Net Increase (Decrease)       $   44,928  $  (12,040)  $  157,312   $   72,034


AVERAGE INTEREST RATES

Yield on Loans                      7.54%       7.82%        8.01%       7.64%
Yield on Investments                5.25%       5.92%        5.52%       6.02%
Yield on Earning Assets             7.45%       7.74%        7.90%       7.57%
Cost of Deposits                    4.07%       4.74%        4.56%       4.57%
Cost of Borrowings                  5.76%       6.48%        6.06%       6.13%
Cost of Money                       4.83%       5.53%        5.24%       5.24%
Earnings Spread                     2.62%       2.21%        2.66%       2.33%
Effective Net Spread                2.80%       2.39%        2.86%       2.50%

                 First Federal Bank of California, fsb
                     Loan Portfolio Stratification
                            as of 7/31/2001
                            (000's omitted)


             Total Real Estate Loan Portfolio


                                           Bank Owned     Percent of
             Property Type                   Balance         Total

             Single Family                 $2,288,793         58%
             Multi-family                   1,414,869         36%
             Commercial & Ind                 262,098          6%
                Total Real Estate Loans    $3,965,760        100%


             Single Family

             Without Prepayment Penalty    $1,997,359         87%
             With Prepayment Penalty          291,434         13%
                Total Single Family Loans  $2,288,793        100%


                                    Bank Owned
                       Age            Balance

                       0 to 10 Yrs   $1,812,068         91%
                       >10 Yrs         $185,291          9%
                       Total         $1,997,359        100%



                           Loans 0 to Ten Years
                   Balances by Current Principal Balance

  Current
  Interest        Less                                        Greater
 Rate Range       than                                         than
               $  252    $252-275   $275-500  $500-1,000    $  1,000      Total      %
<7%            $ 16,725  $  2,425   $ 94,780  $  133,413    $ 99,232  $  346,575   19.1%
7 - 7.25%        37,689     4,196     53,339      46,284      52,560     194,068   10.7%
7.25%-7.50%     106,859    17,135    111,314      89,370      54,576     379,254   20.9%
7.50%-7.75%     106,832     9,797     87,564      80,253      94,133     378,579   20.9%
7.75%-8.00%      91,069    12,902     73,335      53,493      69,113     299,912   16.6%
8.00%-8.25%      31,846     5,538     29,206      11,838       3,930      82,358    4.5%
8.25%-8.50%      27,585     3,375     25,441       8,112       5,809      70,322    3.9%
8.50%-8.75%      32,472     1,842      3,197           0       1,898      39,409    2.2%
8.75%-9.00%      10,159         0      1,354       1,570           0      13,083    0.7%
9.00%-10%         6,755       535      1,119           0           0       8,409    0.5%
>10%                 99         0          0           0           0          99    0.0%
       Total   $468,090  $ 57,745   $480,649  $  424,333    $381,251  $1,812,068  100.0%